                                                                    Exhibit 10.3


THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


      THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON AUGUST 8, 2012.

Warrant No. WC-_____



                                 NARROWSTEP INC.

                  WARRANT TO PURCHASE _______________ SHARES OF
                   COMMON STOCK, PAR VALUE $0.000001 PER SHARE


      This certifies that, for value received, ______________, or registered assigns ("HOLDER") is entitled, subject to the terms set forth below, to purchase from Narrowstep Inc., a Delaware corporation (the "COMPANY"), ______________ shares (the "WARRANT SHARES") of the Common Stock, par value $0.000001 per share, of the Company (the "COMMON STOCK"), as constituted on August 8, 2007 (the "WARRANT ISSUE DATE"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in SECTION 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided below. The term "WARRANT" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is being issued pursuant to the terms and conditions of a Stock Purchase Agreement (the "PURCHASE Agreement"), dated as of the date hereof, between the Company and the Holder.

      1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on the fifth anniversary of the Warrant Issue Date, and shall be void thereafter.

      2. EXERCISE PRICE. The exercise price at which this Warrant may be exercised shall be $.50 per share of Common Stock (the "EXERCISE PRICE"), as such Exercise Price may be adjusted from time to time pursuant to SECTION 11 hereof.

      3. EXERCISE OF WARRANT.

      (a) METHOD OF EXERCISE. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in SECTION 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon (i) payment in cash or by check acceptable to the Company, or (ii) a net issue exercise as provided in
SECTION 3(C) below.

      (b) ISSUANCE OF SHARES. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event the Company will use its best efforts to ensure that shares are issued within three
(3) trading days thereafter (the "DELIVERY DATE"), the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

      So long as a registration statement under the Securities Act of 1933, as amended, providing for the resale of the shares issuable upon exercise of this Warrant is then in effect, the Company shall use best efforts to ensure the issuance and delivery to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent SEC System ("DWAC") within a reasonable time, not exceeding three (3) trading days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of shares so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Company or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such exercise is in connection with a sale and the Company and its transfer agent are participating in DTC through the DWAC system.

      (c) HOLDER'S RESTRICTION ON EXERCISE. Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock; PROVIDED, HOWEVER, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (the "WAIVER NOTICE") that such Holder would like to waive this restriction on exercise with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this paragraph (d) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; PROVIDED, FURTHER, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant. Notwithstanding the foregoing, these exercise restrictions shall not be applicable to any Holder who so notifies the Company (either in writing or by email) prior to the date of issuance of the securities to which this paragraph is applicable.

      (d) COMPENSATION FOR BUY-IN ON FAILURE TO TIMELY DELIVER CERTIFICATES UPON EXERCISE. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the shares issuable upon exercise of this Warrant pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares issuable upon exercise of this Warrant which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares issuable upon exercise of this Warrant that the

Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares issuable upon exercise of this Warrant for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

      (e) REDEMPTION OF WARRANT. In the event that (i) the closing bid price of the Company's Common Stock (as reported by OTC Bulletin Board, or any other exchange on which the Common Stock is then traded or listed) is at least equal to $1.50 (subject to adjustment for stock splits, stock dividends, reorganizations, and the like) for a twenty (20) consecutive trading day period ("PRE-CALL PERIOD"), and (ii) for each trading day during the Pre-Call Period, the trading volume for the Company's Common Stock is at least equal to 50,000 shares, then Company shall have the right, upon at least five (5) trading days' prior written notice to the Holder (the "REDEMPTION NOTICE"), to redeem all or any portion of the shares underlying this Warrant (not previously exercised), at a redemption price equal to $1.50 per Warrant Share issuable hereunder for the portion hereof being redeemed. However, the Company may not exercise such redemption right more than once in any calendar month.

      Any redemption hereunder shall occur on the date specified in the Redemption Notice ("REDEMPTION DATE"), provided that such Redemption Date may not occur until at least five (5) trading days following the date on which the Holder received the Redemption Notice (the "REDEMPTION NOTICE DATE"). The period from the Redemption Notice Date to the Redemption Date shall be referred to herein as the "POST-CALL PERIOD". The Holder may exercise this Warrant, including any portion subject to a Redemption Notice, at any time and from time to time during the Post-Call Period, and the Company shall honor all exercises of this Warrant by the Holder during the Post-Call Period. Any Redemption Notice under this Section shall be irrevocable. If the Company intends to redeem less than all of the then outstanding Warrants issued to Holders under the Purchase Agreement, it shall do so on a pro rata basis among such holders in accordance with this Section. Failure by the Company to redeem this Warrant on a timely basis after delivering a Redemption Notice shall result in the Company being prohibited from exercising such right pursuant to this Section again.

      Notwithstanding anything to the contrary herein, the Company shall be prohibited from exercising its right to redeem this Warrant pursuant to this Section unless at all times during the Pre-Call Period and Post-Call Period all the Warrant Shares with respect to this Warrant are covered by an effective registration statement under the Securities Act of 1933, as amended, and a deliverable prospectus, or such Warrant Shares are freely tradable without such registration.

      4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

      5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

      6. RIGHTS OF STOCKHOLDERS. Subject to SECTIONS 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

      7. TRANSFER OF WARRANT.

      (a) WARRANT REGISTER. The Company will maintain a register (the "WARRANT REGISTER") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

      (b) WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in SECTION 7(A) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the "WARRANT AGENT"). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

      (c) TRANSFERABILITY AND NEGOTIABILITY OF WARRANT. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "ACT"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

      (d) EXCHANGE OF WARRANT UPON A TRANSFER. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense (except as provided below) shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

      (e) COMPLIANCE WITH SECURITIES LAWS.

            (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Any exercise of this Warrant shall constitute an affirmation by the Holder that the representations and warranties contained in SECTION 2.2 of the Purchase Agreement are true and correct with respect to such Holder at the time of such exercise.

            (ii) This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            (iii) The Company agrees to reissue this Warrant or certificates representing any of the shares issuable upon exercise hereof (collectively, the "SECURITIES"), without the legend set forth above if at such time, prior to making any transfer of any such Securities, (i) such holder thereof shall provide the Company with a an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Securities under the Securities Act and applicable state securities laws is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the U.S. Securities and Exchange Commission and has become effective under the Securities Act and such holder certifies that such transfer is being made in accordance with the plan of distribution set forth therein and that any prospectus delivery requirement will be complied with or (iii) the holder provides the Company with customary documentation that such transfer is being made in accordance with Rule 144. The Company will respond to any such notice from a holder within three (3) trading days. The restrictions on transfer contained in this SECTION 7 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Shares is required to be issued to Holder without a legend, in lieu of delivering physical certificates representing the Warrant Shares (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares is then in effect and such request is in connection with a sale and the other provisions set forth above have been complied with), the Company shall, if requested by Holder, cause its transfer agent to electronically transmit the Warrant Shares to Holder by crediting the account of such Holder's Prime Broker with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions of this Agreement) provided that the Company and the Company's transfer agent are participating in DTC through the DWAC system.

      8. RESERVATION OF STOCK. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares of Common Stock that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

      9. NOTICES.

      (a) Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to SECTION 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

      (b) In case:

            (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

            (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

            (iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the record date specified in (A) above or 20 days prior to the date specified in (B) above.

      10. AMENDMENTS AND WAIVERS.

      (a) Except as provided in SECTION 10(B) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      (b) Any term or condition of this Warrant may be amended or waived with the written consent of the Company and the Holders of at least 50% of the warrants issued pursuant to the Purchase Agreement (the "COMPANY WARRANTS") then outstanding (and which shall include the consent of all Holders who own at least 20% of the Company Warrants then outstanding, aggregating the ownership of all Holders who are advised by the same investment advisor) (the "REQUIRED HOLDERS") provided that such amendment or waiver shall be binding on all of the Company Warrants. Any amendment or waiver effected in accordance with this SECTION 10(B) shall be binding upon the Holder and each future holder of this Warrant and the Company.

      (c) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

      11. ADJUSTMENTS. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

      (a) MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 11. The foregoing provision of this SECTION 11(A) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the fair market value of such consideration shall be determined in accordance with the paragraph below. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

      For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the OTC Bulletin Board or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ Capital Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published by Bloomberg LP for the five (5) trading days prior to the date of determination of fair market value.

      (b) RECLASSIFICATION, ETC. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this SECTION 11.

      (c) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

      (d) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend (other than a dividend payable solely in Common Stock), then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this SECTION 11.

      (e) SUBSEQUENT EQUITY SALES.

            (i) If the Company at any time during the term of this Warrant consummates a sale of any Common Stock for cash at a price per share less than the then Exercise Price or issues securities convertible into or exercisable for Common Stock at a conversion or exercise price less than the then Exercise Price (such lower price, the "BASE SHARE PRICE" and each such issuance, a "DILUTIVE ISSUANCE"), then the Exercise Price shall be reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made each time a Dilutive Issuance occurs. Notwithstanding the foregoing, no adjustments shall be made under this SECTION 11(E)(I) in respect of an Exempt Issuance (as defined below).

            (ii) "EXEMPT ISSUANCE" means (i) shares of Common Stock, options or other rights to acquire Common Stock issued pursuant to an equity incentive plan duly adopted by the Company's board of directors, (ii) shares of Common Stock issued upon exercise or conversion of any options, warrants, or convertible securities of the Company outstanding on the Warrant Issue Date (provided such securities are not amended after the date hereof to increase the number of shares of Common

Stock issuable thereunder or to lower the exercise or conversion price thereof),
(iii) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Exercise Price pursuant to the other provisions of this Warrant), (iv) capital stock, options or convertible securities issued or issuable pursuant to a merger, consolidation or stock or asset acquisition or strategic alliance approved by the Company's Board of Directors, or (v) capital stock, options or convertible securities issued to any individual, vendor, lender or other entity with which the Company has a business relationship, provided that the primary purpose for such issuance is not to provide financing for the Company.

      (f) OTHER ADJUSTMENTS. In case any event shall occur as to which the other provisions of this SECTION 11 are not strictly applicable but as to which failure to make any adjustment would not fairly protect the exercise rights represented by this SECTION 11 in accordance with the essential intent and principles hereof then, in each such case, the Holder may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the exercise rights represented herein. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

      (g) CALCULATIONS. All calculations under this SECTION 11 shall be made to the nearest four decimal points.

      (h) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this SECTION 11 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against dilution or other impairment.

      12. SATURDAYS, SUNDAYS AND HOLIDAYS. If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

      12.1 GOVERNING LAW; CONSENT TO JURISDICTION. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Company and, by accepting this Warrant, the Holder each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County, and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Holder irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Holder irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

      13. BINDING EFFECT. The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the 8th day of August, 2007.




                                         NARROWSTEP INC.

                                         By:
                                            ------------------------------------
                                            Name: Lisa VanPatten
                                            Title: Chief Financial Officer

                               NOTICE OF EXERCISE

      (1) The undersigned hereby (A) elects to purchase _______ shares of Common Stock of NARROWSTEP INC., pursuant to the provisions of SECTION 3(A) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full or (B) elects to exercise this Warrant for the purchase of_______ shares of Common Stock, pursuant to the provisions of SECTION 3(C) of the attached Warrant.

      (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

      (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                                             ___________________________________
                                             (Name)



      (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:



                                             ___________________________________
                                             (Name)



__________    ____________________________
(Date)        (Signature)

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

NAME OF ASSIGNEE                ADDRESS                    NO. OF SHARES






and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of NARROWSTEP INC., maintained for the purpose, with full power of substitution in the premises.

      The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: _________________________


                                             ___________________________________
                                             Signature of Holder